Exhibit 99.27

AMENDED AND RESTATED

TITLE PLANT MASTER SERVICES AGREEMENT

This AMENDED AND RESTATED TITLE PLANT MASTER SERVICES AGREEMENT (the “Agreement”) is made and entered into as of February 1, 2006 (the “Effective Date”), by and between ROCKY MOUNTAIN SUPPORT SERVICES, INC., an Arizona corporation (“RMSS”) and PROPERTY INSIGHT, LLC, a California corporation (“PI”).

W I T N E S S E T H:

WHEREAS, the Chairman of Fidelity National Financial, Inc. and RMSS has each requested PI to expeditiously build title plants for RMSS; and

WHEREAS, PI is willing to undertake such activities on the terms herein; and

WHEREAS, PI previously entered into a Title Plant Master Services Agreement dated as of March 9, 2005 with RMSS for the provision of certain title plant services (the “Prior Agreement”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated September 14, 2005 (as amended, the “Certegy Merger Agreement”), among Certegy Inc. (“Certegy”), C Co Merger Sub, LLC (“Merger Co”), and Fidelity National Information Services, Inc. (“FNI Co”), including the effectiveness of the merger of FNI Co with and into Merger Co (the “Merger”) with Merger Co (which will thereafter be known as “Fidelity National Information Services, LLC”) as the surviving entity, the parties wish to amend and restate the Prior Agreement in its entirety;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth herein, the parties agree as follows:

1.                                       SERVICES

1.1                                 PI agrees to perform the services described in the Statements of Work attached hereto, including that certain Statement of Work #1 for title plant construction in California, Oregon and Washington.  Additionally, PI agrees to perform such other services as requested by the Chairman of Fidelity National Financial, Inc. and RMSS, which shall be documented and priced in subsequently numbered statements of work.  As applicable, each statement of work shall contain a description of services and deliverables and pricing.  For purposes of this Agreement, the signed statements of work shall be referred to as a “Statement of Work” or the “Statements of Work”.

1.2                                 During the term, either party may propose changes to a Statement of Work but no change to a Statement of Work shall be adopted without written agreement of both parties.

1.2                                 PI shall continue to expend at least that level of effort and resources used prior to the Effective Date, which shall at least represent a reasonable level of effort and resources that are necessary to enable PI to perform and complete its obligations under this Agreement and the Statements of Work.

1.3                                 Designated representatives of PI and RMSS shall meet monthly or as otherwise agreed during the term hereof to discuss the status of the services performed under each Statement of Work, and, as applicable, new services which PI will propose to RMSS.  PI shall provide to RMSS, in a format mutually agreed upon by the parties and within one (1) day of the monthly meeting, a written status report describing the progress thereof.

2.                                       TERM

2.1                                 Unless earlier terminated as contemplated herein, this Agreement shall continue until there is no work being performed under all of the Statements of Work (the “Term”).  Neither termination nor expiration shall terminate any obligations accrued hereunder prior to such time.

3.                                       COMPENSATION

3.1                                 RMSS agrees to pay PI the costs and fees described in a Statement of Work, which amount RMSS shall pay to PI within thirty (30) days of receipt of invoice.

4.                                       CHANGED SERVICES

4.1                                 Either party may from time to time request the other party to change the services described on a Statement of Work (“Changed Services”).  Upon receipt of this request, the parties agree to meet and work together to consider this request.  If the parties agree, then they shall prepare and enter into an appropriate amendment.  Conversely, if the parties can not agree, then each party shall have the right to undertake such Changed Services on its own without sharing such work with the other party.  PI shall not be required to commence, nor shall RMSS be liable to pay for, any Changed Service unless and until PI and RMSS have entered into an applicable amendment.

5                                          TITLE IN TITLE PLANTS

5.1                                 All work performed by PI to RMSS under this Agreement and Statements of Work will be and will remain the exclusive property of RMSS or an applicable third party.  Enhancements or modifications to the services described in a Statement of Work shall be and remain the exclusive property of RMSS or an applicable third party.  PI agrees that each item of PI work product hereunder, including without limitation any software, data bases, files, compilations, logs and reports is, to the extent applicable, a “work made for hire” as defined under U.S. copyright law and that, as a result, RMSS shall own all copyrights in such work product as it arises or otherwise comes into being.  To the extent that such work product does not qualify as a work made for hire under applicable law, and/or to the extent that any of the foregoing includes content subject to copyright, patent, trademark, trade secret, or other intellectual property rights, PI hereby continuously assigns to RMSS, its successors and assigns, all right, title and interest in and to any such work product as the same arises or otherwise comes into being during the Term, including all copyrights, patents, trademarks, trade secrets, and other proprietary rights therein (including renewals thereof). From time to time during or following the Term, PI shall execute and deliver to RMSS such additional instruments, and take such other actions, as RMSS may reasonably request to confirm, evidence or carry out the grants of rights contemplated by this paragraph.

5.2                                 RMSS and PI shall each be the sole and exclusive owner of all trade secrets, patents, copyrights, and other proprietary rights owned by each of them prior to entering into this Agreement.

6.                                       PI COVENANTS, REPRESENTATIONS AND WARRANTIES

6.1                                 PI covenants, represents and warrants as follows:

6.1.1                        the service to be provided to RMSS hereunder shall be performed in a professional and workmanlike manner;

6.1.2                        any software developed under a Statement of Work shall reflect solely the original work product of PI unless the inclusion of third-party source code materials is embedded in the software and is otherwise disclosed in writing in advance to RMSS;

6.1.3                        If the services of a consultant or contractor are used by PI in connection with the services performed under a Statement of Work, PI shall secure all necessary agreements to assure that (i) the title to its work product vests in PI and, pursuant hereto, in RMSS, and that (ii) consultant or contractor is bound to the duties of confidentiality reasonably similar to those described in this Agreement;

6.1.4                        the services performed by PI under a Statement of Work shall not infringe or misappropriate any intellectual property rights, including without limitation, copyrights, trademarks, trade secrets or patents, or contractual rights of any third party;

6.1.5                        (a) it has the power and corporate authority to enter into and perform this Agreement, (b) its performance of this Agreement does not and will not violate any governmental law, regulation, rule or order, contract, charter or by-law; (c) it has received no written notice of any third party claim or threat of a claim alleging that any part of the services performed by PI under a Statement of Work infringes the rights of any third party in any of the United States, and (d) any software developed by PI under a Statement of Work shall be delivered free of undisclosed trapdoors, Trojan horses, time bombs, time outs, spyware, viruses or other code which, with the passage of time, in the absence of action or upon a trigger, would interfere with the normal use of, or access to, any file, datum or system.

6.2                                 THE EXPRESS WARRANTIES SET FORTH IN THIS PARAGRAPH ARE THE ONLY WARRANTIES HEREUNDER; THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  THESE WARRANTIES SURVIVE THE TERM OF THIS AGREEMENT.

7.                                       CONFIDENTIALITY

7.1                                 Proprietary Information (i) shall be deemed the confidential property of the disclosing party (or the party for whom such data was collected or processed, if any), (ii) shall be used solely for the purposes of administering and otherwise implementing the terms of this Agreement and any ancillary agreements, and (iii) shall be protected by the receiving party in accordance with the terms of this Section 7. This Section 7 shall survive the term.

7.2                                 Except as set forth in this Section, neither party shall disclose the Proprietary Information of the other party in whole or in part, including derivations, to any third party except as contemplated herein.  In no event shall source code for the software or derivative works be shared with any third party except under a perpetual duty of nondisclosure.  If the parties agree to a specific nondisclosure period for a specific document, the disclosing party shall mark the document with that nondisclosure period. In the absence of a specific period, the duty of confidentiality for object code versions of the software and related documentation shall extend for a period of (5) five years from disclosure.  Proprietary Information shall be held in confidence by the receiving party and its employees, and shall be disclosed to only those of the receiving party’s employees and professional advisors who have a need for it in connection with the administration and implementation of this Agreement.  Each party shall use the same degree of care and afford the same protections to the Proprietary Information of the other party as it uses and affords to its own Proprietary Information.

7.3                                 Proprietary Information shall not be deemed proprietary and, subject to the carve-out below, the receiving party shall have no obligation of nondisclosure with respect to any such information which:

7.3.1                        is or becomes publicly known through no wrongful act, fault or negligence of the receiving party;

7.3.2                        was disclosed to the receiving party by a third party that was free of obligations of confidentiality to the party providing the information;

7.3.3                        is approved for release by written authorization of the disclosing party;

7.3.4                        was known to the receiving party prior to receipt of the information; or

7.3.5                        is publicly disclosed pursuant to a requirement or request of a governmental agency, or disclosure is required by operation of law.

7.4                                 The parties acknowledge that this Agreement contains confidential information that may be considered proprietary by one or both of the parties, and agree to limit distribution of this Agreement to those employees of the parties with a need to know the contents of this Agreement or as required by law or national stock exchange rule.  In no event may this Agreement be reproduced or copies shown to any third parties (except counsel, auditors and professional advisors) without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event the respective parties agree to exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances.

7.4.1                        In addition, each party shall give notice to the other party of any demands to disclose or provide Proprietary Information of the other party under or pursuant to lawful process prior to disclosing or furnishing such Proprietary Information, and shall cooperate in seeking reasonable protective arrangements.

8.                                       GOVERNING LAW; DISPUTE RESOLUTION

8.1                                 This Agreement shall be governed by, and construed in accordance with, the laws of Florida. The parties hereby submit to the personal jurisdiction of the state and federal courts in the State of Florida for the purpose of adjudication of all matters arising hereunder or relating hereto which may be the subject of litigation between the parties.

8.2                                 If, prior to the termination of this Agreement, a dispute arises between RMSS and PI with respect to the terms and conditions of this Agreement,

or any subject matter governed by this Agreement, such dispute shall be settled as set forth in Sections 8.3-8.7 of this Section 8.

8.3                                 The parties shall escalate and negotiate, in good faith, any claim or dispute that has not been satisfactorily resolved between the parties at the level where the issue is discovered and has immediate impact. Escalation shall be by written notice to the other party and to the movant’s president. Such president (or his or her designee) shall attempt to resolve such a dispute within twenty (20) days of the initial communication between them on the topic of the dispute (which may be by notice). The location, format, frequency, duration and termination of these discussions shall be left to the discretion of the representatives involved.  If such parties do not resolve the underlying dispute within such twenty (20) day period, then either party may notify the other in writing that the dispute is to be elevated to binding arbitration.

8.4                                 All discussions and correspondence among the representatives for purposes of these negotiations shall be treated as Confidential Information developed for purposes of settlement, exempt from discovery and production, which shall not be admissible in any subsequent proceedings between the parties.  Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

8.5                                 Either party may request arbitration by giving the other party written notice to such effect, which notice shall describe, in reasonable detail, the nature of the dispute, controversy or claim.  Such arbitration shall be governed by the then current version of the Commercial Arbitration Rules and Mediation Procedures of the American Arbitration Association.  The Arbitration will be conducted in Jacksonville, Florida in front of one mutually agreed upon arbitrator.

8.6                                 Each party shall bear its own fees, costs and expenses of the arbitration and its own legal expenses, attorneys’ fees and costs of all experts and witnesses. Unless the award provides otherwise, the fees and expenses of the arbitration procedures, including the fees of the arbitrator or arbitrators, will be shared equally by the parties.

8.7                                 Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

9.                                       INDEMNIFICATION

9.1                                 Each party (in this context, the “Indemnitor”) shall defend, indemnify, and hold harmless the other, its officers, directors, agents, and employees

(collectively, “Indemnitees”) against all costs, expenses, and losses (including reasonable attorney fees and costs) incurred by reason of claims of third parties against any of the Indemnitees based on any Indemnitor use of, or related Indemnitor representations or assurances with respect to, the services performed under a Statement of Work to such third party (or any derivative work developed by or for the Indemnitor).

9.2                                 PI shall defend, indemnify, and hold harmless RMSS against all costs, expenses and losses (including reasonable attorneys’ fees and costs) incurred by reason of claims of third parties arising from the breach of Section 6.1.2, 6.1.3, or 6.1.4 hereof.

10.                                 TERMINATION AND LIMITATION OF LIABILITY

10.1                           The parties may terminate this Agreement upon mutual agreement by written consent.

10.2                           If either party fails to perform any of its material obligations under this Agreement and does not cure such failure within thirty (30) days of receipt (or, if a cure could not reasonably be completed in thirty days, but the other party is diligently pursuing a cure, then within sixty (60) days) of notice of default, then the other party may terminate this Agreement effective on the last day of the cure period.

10.3                           EACH PARTY SHALL BE LIABLE TO THE OTHER FOR ALL DIRECT DAMAGES ARISING OUT OF OR RELATED TO ANY CLAIMS, ACTIONS, LOSSES, COSTS, DAMAGES AND EXPENSES RELATED TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT.  SUBJECT TO SECTION 10.4 BUT NOTHWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY OT THE OTHER FOR DAMAGES, WHETHER ARISING IN CONTRACT, TORT, EQUITY, NEGLIGENCE OR OTHERWISE EXCEED THE AMOUNT OF FEES PAID BY RMSS TO PI PURSUANT TO THIS AGREEMENT OVER THE TWELVE MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT GIVING RISE TO SUCH LIABILITY.

10.4                           IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER.

11.                                 NOTICES

11.1                           Except as otherwise provided under this agreement, all notices, demands or requests or other communications required or permitted to be given or delivered under this agreement shall be in writing and shall be deemed to have been duly given when received by the designated recipient.  Written notice may be delivered in person or sent via reputable courier service and addressed as set forth below:

If to RMSS:	Rocky Mountain Support Services, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attn: President

with a copy to:	Fidelity National Financial, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attn: General Counsel

If to PI:	Property Insight, LLC
601 Riverside Ave.
Jacksonville, FL 32204
Attn: President

with a copy to:	Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attn: General Counsel

11.2                           The address to which such notices, demands, requests, elections or other communications are to be given by either party may be changed by written notice given by such party to the other party pursuant to this Section.

12.                                 MISCELLANEOUS

12.1                           Waiver.  No waiver by either party of any default shall be deemed as a waiver of prior or subsequent default of the same of other provisions of this agreement.

12.2                           Severable Agreement.  If any term, clause or provision hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect the validity or operation of any other term, clause or provision and such invalid term, clause or provision shall be deemed to be severed from this agreement.

12.3                           Integrated Agreement.  This agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes and integrates all prior and contemporaneous agreements, representations and understandings of the parties, oral and written, pertaining to the subject matter hereof.  No supplement, modification or amendment of this agreement shall be binding unless in a writing executed by both parties.  Without limiting the foregoing, the parties expressly acknowledge that this Agreement together with the exhibits and schedules hereto, is intended to amend and restate the Prior Agreement in its entirety, and upon the effectiveness of this Agreement, the Prior Agreement shall be deemed to have been superseded and replaced in its entirety by this Agreement.

12.4                           Headings.  Headings used herein are for the convenience of the parties and shall not be deemed part of the agreement or used in its construction.

12.5                           Assignment.  This agreement may not be assigned by either of the parties without the prior written consent of the other party; any purported assignment in breach of the foregoing shall be without legal effect to assign this agreement, provided, however, that the parties hereby agree and acknowledge that, upon the consummation of the merger transaction contemplated by the Certegy Merger Agreement, Certegy and Merger Co shall each be permitted assignees of PI’s rights and obligations under this Agreement.  Any assignment hereunder shall be conditioned upon the understanding that this Agreement shall be binding upon the assigning party’s successors and assigns.  This agreement is binding on the successors and permitted assigns of each party.

12.6                           Relationship of Parties.  Nothing herein is intended to create, and shall not be asserted or construed to create, a joint venture, partnership or agency of any nature between the parties. Except as specifically set forth herein, each party assumes sole and full responsibility for its acts and the acts of its directors, officers, employees, agents and affiliates. Neither party has any authority to make commitments or enter into contracts on behalf of, bind, or otherwise obligate the other party in any manner whatsoever except as specifically set forth herein.

12.7                           Amendment.  This Agreement may not be amended without the prior written consent of the parties hereto.

12.8                           Effectiveness.  Notwithstanding the date hereof, this Agreement shall become effective as of the date and time that the Merger becomes effective pursuant to the terms of the Certegy Merger Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Rocky Mountain Support Services, Inc.		Property Insight, LLC

By	/s/ Raymond R. Quirk	By	/s/ Michael L. Gravelle
	Raymond R. Quirk		Michael L. Gravelle
	Chief Executive Officer		Senior Vice President